Exhibit 4.7

COMMON STOCK

COMMON STOCK

NUMBER

ARC-

Arrowhead Research

CORPORATION

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 042797 10 0

This Certifies that

Is the record holder of

SPECIMEN

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

ARROWHEAD RESEARCH CORPORATION

Transferable on the books of the Corporation by the holder hereof, in person or by duly authorized Attorney upon surrender of this Certificate property endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

SECRETARY

SEAL

ARROWHEAD RESEARCH CORPORATION

CORPORATE

DELAWARE

PRESIDENT

© NORTHERN BANK OF NOTE COMPANY

COUNTERSIGNED AND REGISTERED:

U.S. STOCK TRANSFER CORPORATION

(Glendale, CA)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CERTIFICATE OF STOCK

ARROWHEAD RESEARCH CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

UNIF GIFT MIN ACT- Custodian

(Cust) (Minor)

TEN ENT- as tenants by the entireties

under Uniform Gifts to Minors

JT TEN- as joint tenants with

right of survivorship and

not as tenants in common

Act

(State)

UNIF TRF MIN ACT- Custodian (until age)

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE l7Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.